                                                                    EXHIBIT 99.7

CASE NAME:       KEVCO MANUFACTURING, LP                           ACCRUAL BASIS

CASE NUMBER:     401-40784-BJH-11

JUDGE:           BARBARA J. HOUSER


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: AUGUST 31, 2002
                                        ---------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                        TREASURER
---------------------------------------              ---------------------------
Original Signature of Responsible Party                         Title

WILFORD W. SIMPSON                                        SEPTEMBER 30, 2002
---------------------------------------              ---------------------------
Printed Name of Responsible Party                               Date


PREPARER:

/s/ Dennis S. Faulkner                                  DEBTOR'S ACCOUNTANT
---------------------------------------              ---------------------------
Original Signature of Preparer                                 Title

DENNIS S. FAULKNER                                      SEPTEMBER 30, 2002
---------------------------------------              ---------------------------
Printed Name of Preparer                                         Date

CASE NAME:       KEVCO MANUFACTURING, LP                       ACCRUAL BASIS - 1

CASE NUMBER:     401-40784-BJH-11

COMPARATIVE BALANCE SHEET

                                                                SCHEDULED           MONTH             MONTH
ASSETS                                                            AMOUNT            JUL-02            AUG-02           MONTH
------                                                         ------------      ------------      ------------     ------------
1.  Unrestricted Cash (FOOTNOTE)                                     41,683                 0                 0
2.  Restricted Cash
3.  Total Cash                                                       41,683                 0                 0
4.  Accounts Receivable (Net) (FOOTNOTE)                          7,974,696                 0                 0
5.  Inventory (FOOTNOTE)                                         14,793,828                 0                 0
6.  Notes Receivable
7.  Prepaid Expenses                                                196,584                 0                 0
8.  Other (Attach List)                                                   0                 0                 0
9.  Total Current Assets                                         23,006,791                 0                 0
10. Property, Plant & Equip. (FOOTNOTE)                          32,082,187
11. Less: Accumulated Depreciation                               (7,696,543)
12. Net Property, Plant & Equipment                              24,385,644                 0                 0
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach list)              8,369,096                 0                 0
15. Other (Attach List)                                          13,541,943        45,421,985        45,421,985
16. Total Assets                                                 69,303,474        45,421,985        45,421,985

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                               131,388           131,388
23. Total Post Petition Liabilities                                                   131,388           131,388

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                      75,885,064        13,945,516        13,945,516
25. Priority Debt (FOOTNOTE)                                      1,383,756
26. Unsecured Debt                                                5,139,545         2,733,206         2,733,206
27. Other (Attach List)                                         197,008,999       196,487,204       196,487,204
28. Total Pre Petition Liabilities                              279,417,364       213,165,926       213,165,926
29. Total Liabilities                                           279,417,364       213,297,314       213,297,314

EQUITY

30. Pre Petition Owners' Equity                                                  (210,107,292)     (210,107,292)
31. Post Petition Cumulative Profit Or (Loss)                                     (19,301,875)      (19,301,875)
32. Direct Charges To Equity (Attach Explanation FOOTNOTE)                         61,533,838        61,533,838
33. Total Equity                                                                 (167,875,329)     (167,875,329)
34. Total Liabilities and Equity                                                   45,421,985        45,421,985

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          ---      ---

CASE NAME:       KEVCO MANUFACTURING, LP                        SUPPLEMENT TO

CASE NUMBER:     401-40784-BJH-11                             ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET


                                               SCHEDULED        MONTH           MONTH
ASSETS                                          AMOUNT          JUL-02          AUG-02           MONTH
------                                        -----------     -----------     -----------     -----------

A
B
C
D
E

TOTAL OTHER ASSETS -  LINE 8                            0               0               0

A. Goodwill: Consolidated Forest Products       8,369,096               0               0
B
C
D
E

TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                         8,369,096               0               0

A. Intercompany Receivables (FOOTNOTE)         13,541,943      45,421,985      45,421,985
B
C
D
E

TOTAL OTHER ASSETS -  LINE 15                  13,541,943      45,421,985      45,421,985

POST PETITION LIABILITIES

A. Accrued Liabilities                                            131,388         131,388
B
C
D
E

TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                            131,388         131,388

PRE PETITION LIABILITIES

A.  Interco. Payables (FOOTNOTE)               68,508,999      67,987,204      67,987,204
B.  10 3/8% Senior Sub. Notes                 105,000,000     105,000,000     105,000,000
C.  Sr. Sub. Exchangeable Notes                23,500,000      23,500,000      23,500,000
D
E

TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                        197,008,999     196,487,204     196,487,204

CASE NAME:         KEVCO MANUFACTURING, LP                    ACCRUAL BASIS - 2

CASE NUMBER:       401-40784-BJH-11



INCOME STATEMENT

                                             MONTH          MONTH                         QUARTER
REVENUES                                    JUL-02          AUG-02         MONTH           TOTAL
--------                                   ----------     ----------     ----------     ----------
1.  Gross Revenues                                  0              0              0
2.  Less: Returns & Discounts                                                     0
3.  Net Revenue                                     0              0              0

COST OF GOODS SOLD

4.  Material                                                                      0
5.  Direct Labor                                                                  0
6.  Direct Overhead                                                               0
7.  Total Cost of Goods Sold                        0              0              0
8.  Gross Profit                                    0              0              0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                0
10. Selling & Marketing                                                           0
11. General & Administrative                                                      0
12. Rent & Lease                                                                  0
13. Other (Attach List)                                                           0
14. Total Operating Expenses                        0              0              0
15. Income Before Non-Operating
    Income & Expense                                0              0              0

OTHER INCOME & EXPENSES

16. Non-Operating (Income) (Att List)                                             0
17. Non-Operating Expense (Att List)                                              0
18. Interest Expense                                                              0
19. Depreciation / Depletion                                                      0
20. Amortization                                                                  0
21. Other (Attach List)                                                           0
22. Net Other Income & (Expenses)                   0              0              0

REORGANIZATION EXPENSES

23. Professional Fees                                                             0
24. U.S. Trustee Fees                                                             0
25. Other (Attach List)                                                           0
26. Total Reorganization Expenses                   0              0              0
27. Income Tax                                                                    0
28. Net Profit (Loss)                               0              0              0


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          ---      ---

CASE NAME:       KEVCO MANUFACTURING, LP                      ACCRUAL BASIS - 3

CASE NUMBER:     401-40784-BJH-11


CASH RECEIPTS AND                            MONTH          MONTH                         QUARTER
DISBURSEMENTS                               JUL-02          AUG-02         MONTH           TOTAL
-------------                              ----------     ----------     ----------     ----------
1.  Cash - Beginning Of Month                       SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition
4.   Post Petition
5.   Total Operating Receipts

NON-OPERATING RECEIPTS

6.   Loans & Advances (Attach List)
7.   Sale of Assets
8.   Other (Attach List)
9.   Total Non-Operating Receipts
10.  Total Receipts
11.  Total Cash Available

OPERATING DISBURSEMENTS

12.  Net Payroll
13.  Payroll Taxes Paid
14.  Sales, Use & Other Taxes Paid
15.  Secured / Rental / Leases
16.  Utilities
17.  Insurance
18.  Inventory Purchases
19.  Vehicle Expenses
20.  Travel
21.  Entertainment
22.  Repairs & Maintenance
23.  Supplies
24.  Advertising
25.  Other (Attach List)
26.  Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27.  Professional Fees
28.  U.S. Trustee Fees
29.  Other (Attach List)
30.  Total Reorganization Expenses
31.  Total Disbursements
32.  Net Cash Flow
33.  Cash - End of Month

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          ---      ---

CASE NAME:    KEVCO MANUFACTURING, LP           SUPPLEMENT TO ACCRUAL BASIS -3
                                                AUGUST, 2002
CASE NUMBER:  401-40784-BJH-11                  CASH RECEIPTS AND DISBURSEMENTS


                                              DIST LP       MFG          MGMT       HOLDING       COMP       KEVCO INC      TOTAL
                                             ----------   ---------   ----------   ----------   ----------   ----------   ----------
1.  CASH-BEGINNING OF MONTH                          --          --    5,022,449           --           --           --    5,022,449

   RECEIPTS FROM OPERATIONS
2.  CASH SALES                                       --          --                                                               --
   COLLECTION OF ACCOUNTS RECEIVABLE
3.  PRE PETITION                                     --          --                                                               --
4.  POST PETITION                                                --                                                               --

5.  TOTAL OPERATING RECEIPTS                         --          --           --           --           --           --           --

   NON OPERATING RECEIPTS
6.  LOANS & ADVANCES                                             --                                                               --
7.  SALE OF ASSETS                            1,159,182                       --                                           1,159,182
8.  OTHER                                            --          --        5,821           --           --           --        5,821
       INTERCOMPANY TRANSFERS                (1,159,182)               1,159,182           --                                     --
                SALE EXPENSE REIMBURSEMENT
                INCOME TAX REFUND
                REBATE
                WORKERS COMP REFUND
                MISC                                                                                    --
                INTEREST INCOME                                  --        5,821

9.  TOTAL NON OPERATING RECEIPTS                     --          --    1,165,003           --           --           --    1,165,003

10. TOTAL RECEIPTS                                   --          --    1,165,003           --           --           --    1,165,003

11. CASH AVAILABLE                                   --          --    6,187,452           --           --           --    6,187,452

   OPERATING DISBURSEMENTS
12. NET PAYROLL                                                           19,156                                              19,156
13. PAYROLL TAXES PAID                                           --        7,338                                               7,338
14. SALES, USE & OTHER TAXES PAID                                --                                                               --
15. SECURED/RENTAL/LEASES                                        --        4,994                                               4,994
16. UTILITIES                                                    --          262                                                 262
17. INSURANCE                                                    --          844                                                 844
18. INVENTORY PURCHASES                                          --                                                               --
19. VEHICLE EXPENSE                                              --                                                               --
20. TRAVEL                                                       --                                                               --
21. ENTERTAINMENT                                                --                                                               --
22. REPAIRS & MAINTENANCE                                        --          235                                                 235
23. SUPPLIES                                                     --                                                               --
24. ADVERTISING                                                                                                                   --
25. OTHER                                            --          --        1,939           --           --           --        1,939
                LOAN PAYMENTS                                    --           --                                                  --
                FREIGHT                                          --                                                               --
                CONTRACT LABOR                                   --        1,884                                               1,884
                401 K PAYMENTS                                   --                                                               --
                PAYROLL TAX ADVANCE ADP                                                                                           --
                WAGE GARNISHMENTS                                                                                                 --
                MISC                                             --           55                                                  55

26. TOTAL OPERATING DISBURSEMENTS                    --          --       34,768           --           --           --       34,768

   REORGANIZATION DISBURSEMENTS
27. PROFESSIONAL FEES                                                     30,169                                              30,169
28. US TRUSTEE FEES                                              --                                                               --
29. OTHER                                                                                                                         --
30. TOTAL REORGANIZATION EXPENSE                     --          --       30,169           --           --           --       30,169

31. TOTAL DISBURSEMENTS                              --          --       64,937           --           --           --       64,937

32. NET CASH FLOW                                    --          --    1,100,066           --           --           --    1,100,066

33. CASH- END OF MONTH                               --          --    6,122,515           --           --           --    6,122,515

CASE NAME:     KEVCO MANUFACTURING, LP                        ACCRUAL BASIS - 4

CASE NUMBER:   401-40784-BJH-11


                                                   SCHEDULED         MONTH          MONTH
ACCOUNTS RECEIVABLE AGING                           AMOUNT           JUL-02         AUG-02          MONTH
-------------------------                         -----------     -----------     -----------     -----------
1.  0 - 30                                                                  0               0
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                       7,974,696               0               0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                       7,974,696               0               0

AGING OF POST PETITION                                      MONTH:    AUGUST-02
TAXES AND PAYABLES                                                -------------


                                     0 - 30        31 - 60        61 - 90         91 +
TAXES PAYABLE                         DAYS           DAYS           DAYS          DAYS           TOTAL
-------------                      ----------     ----------     ----------     ----------     ----------

1.  Federal                                                                                             0
2.  State                                                                                               0
3.  Local                                                                                               0
4.  Other (See Below)                                                                                   0
5.  Total Taxes Payable                     0              0              0              0              0
6.  Accounts Payable                                                                                    0

                                                            MONTH:    AUGUST-02
                                                                  -------------
STATUS OF POST PETITION TAXES

                                   BEGINNING TAX   AMOUNT WITHHELD                     ENDING TAX
FEDERAL                              LIABILITY*    AND/OR ACCRUED    (AMOUNT PAID)     LIABILITY
-------                            -------------   ---------------   -------------    ------------

1.  Withholding **                                                                               0
2.  FICA - Employee **                                                                           0
3.  FICA - Employer **                                                                           0
4.  Unemployment                                                                                 0
5.  Income                                                                                       0
6.  Other (Attach List)                                                                          0
7.  Total Federal Taxes                       0                0                0                0

STATE AND LOCAL

8.  Withholding                                                                                  0
9.  Sales                                                                                        0
10. Excise                                                                                       0
11. Unemployment                                                                                 0
12. Real Property                                                                                0
13. Personal Property                                                                            0
14. Other (Attach List)                                                                          0
15. Total State And Local                                                                        0
16. Total Taxes                               0                0                0                0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

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
CASE NAME:         KEVCO MANUFACTURING, LP                    ACCRUAL BASIS - 5

CASE NUMBER:       401-40784-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations,

                                                            MONTH:    AUGUST-02
                                                                  -------------

BANK RECONCILIATIONS                                                                        Other Accounts
--------------------                                                                        --------------
A.     BANK:                                          Summit Bank        Summit Bank        (Attach List)
B.     ACCOUNT NUMBER:                                 1-0138099          1-0137836                                      TOTAL
C.     PURPOSE (TYPE):                                Depository          Depository
1.     Balance Per Bank Statement
2.     Add: Total Deposits Not Credited
3.     Subtract: Outstanding Checks
4.     Other Reconciling Items
5.     Month End Balance Per Books                                                                                           0
6.     Number of Last Check Written                       N/A                N/A


INVESTMENT ACCOUNTS

                                                        DATE             TYPE OF
BANK, ACCOUNT NAME & NUMBER                          OF PURCHASE        INSTRUMENT          PURCHASE PRICE           CURRENT VALUE
---------------------------                          -----------        ----------          --------------           -------------
7.

8.

9.

10.    (Attach List)

11.    Total Investments                                                                                                        0

CASH

12.    Currency On Hand                                                                                                         0
       Reclass to Accounts Payable
13.    Total Cash - End of Month                                                                                                0

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

CASE NAME:       KEVCO MANUFACTURING, LP                      ACCRUAL BASIS - 6

CASE NUMBER:     401-40784-BJH-11                          MONTH:     AUGUST-02
                                                                 --------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                                        TYPE OF           AMOUNT         TOTAL PAID
                NAME                                    PAYMENT            PAID           TO DATE
                ----                                    -------           ------         ----------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Insiders                                                               0

                                  PROFESSIONALS

                                        DATE OF
                                      COURT ORDER                                                               TOTAL
                                      AUTHORIZING                  AMOUNT       AMOUNT       TOTAL PAID        INCURRED
                NAME                   PAYMENT                    APPROVED       PAID         TO DATE         & UNPAID *
                ----                  -----------                 --------      ------       ----------       ----------

1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Professionals                                                                                0


         *   Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS


                                            SCHEDULED        AMOUNTS      TOTAL
                                             MONTHLY          PAID       UNPAID
                                             PAYMENTS        DURING       POST
 NAME OF CREDITOR                              DUE           MONTH      PETITION
 ----------------                           ---------        -------   ----------
1.    Bank of America                            N/A                   13,945,516
2.    Status of Leases Payable                                               None
3.
4.
5.    (Attach List)
6.    TOTAL                                                            13,945,516


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
CASE NAME:       KEVCO MANUFACTURING, LP                      ACCRUAL BASIS - 7

CASE NUMBER:     401-40784-BJH-11
                                                           MONTH:     AUGUST-02
                                                                 --------------

QUESTIONNAIRE


                                                                                                               YES           NO
                                                                                                               ---           --

1.      Have any Assets been sold or transferred outside the normal course of
        business this reporting period?                                                                                      X

2.      Have any funds been disbursed from any account other than a debtor in
        possession account?                                                                                                  X

3.      Are any Post Petition Receivables (accounts, notes, or loans) due from
        related parties?                                                                                       X

4.      Have any payments been made on Pre Petition Liabilities this reporting
        period?                                                                                                              X

5.      Have any Post Petition Loans been received by the debtor from any party?                                             X

6.      Are any Post Petition Payroll Taxes past due?                                                                        X

7.      Are any Post Petition State or Federal Income Taxes past due?                                                        X

8.      Are any Post Petition Real Estate Taxes past due?                                                                    X

9.      Are any other Post Petition Taxes past due?                                                                          X

10.     Are any amounts owed to Post Petition creditors delinquent?                                                          X

11.     Have any Pre Petition Taxes been paid during the reporting period?                                                   X

12.     Are any wage payments past due?                                                                                      X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE


INSURANCE


                                                                                                               YES           NO
                                                                                                               ---           --
1.      Are Worker's Compensation, General Liability and other necessary
        insurance coverages in effect?                                                                          X

2.      Are all premium payments paid current?                                                                  X

3.      Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.


      TYPE OF POLICY                          CARRIER                       PERIOD COVERED           PAYMENT AMOUNT & FREQUENCY
      --------------                          -------                    --------------------        --------------------------
Property, Auto, General Liability        Aon Risk Services                   3/1/02-9/1/02            Semi-Annual     $ 98,598
D&O Liability                            Great American Insurance        11/1/2001-10/31/2004         Annual          $ 64,657


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          ---      ---

CASE NAME:       KEVCO MANUFACTURING, LP

CASE NUMBER:     401-40784-BJH-11
                                                      MONTH:     AUGUST 31, 2002
                                                            --------------------

                       FOOTNOTES SUPPLEMENT ACCRUAL BASIS

DUAL
BASIS
FORM
NUMBER       LINE NUMBER           FOOTNOTE / EXPLANATION
------       -----------           ----------------------

1              1                   Pursuant to the February 12, 2001 Order (1)
3              1                   Authorizing Continued Use of Existing Forms
                                   and Records; (2) Authorizing Maintenance of
                                   Existing Corporate Bank Accounts and Cash
                                   Management System; and (3) Extending Time to
                                   Comply with 11 U.S.C. Section 345 Investment
                                   Guidelines, funds in the Bank of America and
                                   Key Bank deposit accounts are swept daily
                                   into Kevco's lead account number 1295026976.
                                   The Bank of America lead account is
                                   administered by, and held in the name of,
                                   Kevco Management Co. (co-debtor, Case No.
                                   401-40788-BJH-11). Accordingly, all cash
                                   receipts and disbursements flow through Kevco
                                   Management's Bank of America DIP account. A
                                   schedule allocating receipts and
                                   disbursements to Kevco, Inc. and its
                                   subsidiaries is included in this report as a
                                   Supplement to Accrual Basis -3.

1              4                   The sale of Debtor's real property on
1              5                   Protecta Drive in Elkhart, Indiana was
1              10                  finalized during May 2002. Proceeds from the
                                   sale have been placed in a segregated account
                                   (see the Supplement to Accrual Basis-3).
                                   Pursuant to other Asset Purchase Agreements
                                   approved by the Court (details are in prior
                                   Monthly Operating Reports), Debtor has sold
                                   all of its assets other than intercompany
                                   receivables.

1              15A                 Intercompany receivables/payables are from/to
1              27A                 co-debtors Kevco Management Co. (Case No.
7              3                   401-40788-BJH-11), Kevco Distribution, LP
                                   (Case No. 401-40789-BJH-11), Kevco Holding,
                                   Inc. (Case No. 401-40785-BJH-11), DCM
                                   Delaware, Inc. (Case No. 401-40787-BJH-11),
                                   Kevco GP, Inc. (Case No. 401-40786-BJH-11),
                                   Kevco Components, Inc. (Case No.
                                   401-40790-BJH- 11), and Kevco, Inc. (Case No.
                                   401-40783-BJH-11).

1              24                  The direct charges to equity are due to
1              32                  secured debt reductions pursuant to asset
                                   sales by Debtor and its co-debtors as well as
                                   direct cash payments. The secured debt owed
                                   to Bank of America by Kevco, Inc. (Case No.
                                   401-40783-BJH-11) has been guaranteed by all
                                   of its co-debtors (see Footnote 1,15A);
                                   therefore, the secured debt is reflected as a
                                   liability on all of the Kevco entities. The
                                   charge to equity is simply an adjustment to
                                   the balance sheet.

1              25                  Pursuant to Order dated February 12, 2001 and
                                   Supplemental Order dated March 14, 2001,
                                   debtors were authorized to pay pre-petition
                                   taxes, salaries and wages up to a maximum of
                                   $4,300 per employee. Debtors were also (a)
                                   allowed to pay accrued vacation to terminated
                                   employees and (b) permitted to continue
                                   allowing employees to use vacation time as
                                   scheduled.